UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 17, 2008

NIKE, Inc.
(Exact name of registrant as specified in charter)

OREGON	1-10635	93-0584541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE BOWERMAN DRIVE
BEAVERTON, OR	97005-6453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(503)671-6453

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On December 17, 2008, NIKE, Inc. held a public telephone call to discuss its financial results for the fiscal quarter ended November 30, 2008.  The transcript of the conference call is furnished herewith as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is furnished with this Form 8-K:

99. Transcript of earnings release conference call on December 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 23, 2008
NIKE, INC.
(Registrant)

By: /s/ Donald W. Blair
Donald W. Blair
Chief Financial Officer